Exhibit 10-56

SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT (“Agreement”) is entered into and made effective as of December 21, 2007, by and between the City of Chicago (“City”) and Commonwealth Edison Company, an Illinois corporation (“ComEd”; the City and ComEd are referred to herein, collectively, as the “Parties” and, individually, as a “Party”).

Recitals:

WHEREAS, the City and ComEd have certain disputes related to the provision by ComEd of electric service in the City of Chicago; disputes related to payments and obligations associated with such electric service, including in connection with previous agreements between the City and ComEd; and certain additional specific disputes referenced herein, all of which the Parties now wish to resolve;

WHEREAS, the Parties recognize the value and importance of working together to promote energy efficiency and helping businesses and consumers identify and use energy efficient products and practices to conserve energy, save money, help protect the environment, improve transmission and distribution system reliability, decrease the need for new power generation, and reduce emissions; and the Parties also recognize that consumer awareness and understanding are essential conditions for effectively implementing energy conservation programs; and

WHEREAS, in order to resolve these disputes and realize this goal, ComEd has agreed to make certain payments to the City and in exchange for such payments the City has agreed to release certain alleged claims, allow ComEd to defer or substitute certain construction and related projects to which the City and ComEd previously agreed, and take certain other actions as specified herein.

NOW THEREFORE, for good and valuable consideration, the legal sufficiency of which is hereby acknowledged, each Party, intending to be legally bound, hereby agrees as follows:

Agreement:

1. Definitions. Capitalized terms used in this Agreement but not defined herein shall have the meanings ascribed to them in the Franchise (as hereinafter defined).

“Average Residential Increase” means the percentage increase to the average residential customer’s total electricity bill for “bundled” service provided by ComEd, excluding any portion of such increase arising from or related to any federal, state, municipal, county or other tax or similar amount enacted after the date hereof, and before the application of any credits, other rate relief or bill reductions provided directly or indirectly by ComEd or other third parties, provided, however, that if the ICC issues an order after the date hereof that restricts ComEd’s rate increase in a rate case to less than 30% of the rate increase originally requested by ComEd in such rate case, then the Average Residential Increase for each subsequent rate case will be determined based upon the figures that would have resulted had the ICC allowed 30% of the rate increase that ComEd requested in such rate case.

“City Agency” means any of the Chicago Transit Authority, the Chicago Park District, the City Colleges of Chicago or the Chicago Public Schools.

“ComEd Party” means any of ComEd’s agents, employees, attorneys, officers, directors, shareholders, insurers, predecessors, successors, assigns, subsidiaries or affiliates.

“Code” means the Chicago Municipal Code, as now or hereafter amended or supplemented.

“CPI” means the Consumer Price Index for All Urban Consumers, U.S. City Average (1982-84) (CPI-U) published by the United States Department of Labor, Bureau of Labor Statistics. If the CPI is changed so that a base year other than 1982-84 is used, then the CPI shall be adjusted in accordance with the conversion factor published by the Bureau of Labor Statistics. If the CPI is discontinued or revised, the CPI used for purposes of this Agreement shall be adjusted or replaced by the Parties in order to obtain substantially the same result as would be obtained if the CPI had not been so discontinued or revised.

“CPI Increase” means the percentage increase between (1) the CPI in effect as of January 1 of the test year used in the immediately preceding request to increase distribution rates filed by ComEd, and (2) the CPI in effect as of December 31 of the year that is used as the test year in the current proposed rate increase request by ComEd (and in the event a future test year is used, the CPI in effect as of the last day of the year immediately preceding the year in which the request to increase rates is filed by ComEd (such percentage increase then to be increased by the projected percentage increase in the CPI as published by the Congressional Budget Office for the year in which the request is filed and each subsequent year through the future test year)).

“Franchise” means the “Ordinance and Agreement Between The City of Chicago and Commonwealth Edison Company,” adopted December 11, 1991, and effective January 1, 1992.

“ICC” means the Illinois Commerce Commission, or any successor agency.

“Settlement Agreement” means the “Settlement Agreement” executed by the City and ComEd on May 19, 1999, as amended or supplemented.

“Termination Date” means February 15, 2012, unless extended pursuant to Section 2(g).

“2007 Rate Case” means the rate case filed by ComEd in Docket 07-0566.

2. Payments to the City.

(a) The Parties agree that a portion of the money paid by ComEd as set forth below shall be utilized by the City to pursue residential efficiency assessments and municipal building efficiency programs. Additional funds may, at the sole discretion of the City, be utilized by the City to pursue other energy efficiency programs as the City in its sole discretion may deem necessary, which may include but shall not be limited to:

(i)	Building industry professionals’ efficiency workshops;

(ii)	Motor efficiency workshops;

(iii)	Industrial efficiency workshops;

(iv)	Weatherization assistance programs; and

(v)	Lighting exchange and give-away programs.

(b) The Parties agree that at least $100,000 per year of the money paid by ComEd as set forth below constitutes reimbursement for the actual, out-of-pocket costs of an independent engineer selected by the City to serve on the Replacement Project Review Panel, as defined in the 2007 Project Deferral And Substitution Agreement, attached hereto as Exhibit A.

(c) ComEd shall pay the following amounts to the City by the dates indicated, subject to adjustment pursuant to other terms of this Agreement:

(i)	$23,000,000 no later than December 31, 2007;

(ii)	$18,000,000 no later than one (1) year after the date of the payment in clause (i) above;

(iii)	$8,000,000 no later than two (2) years after the date of the payment in clause (i) above;

(iv)	$3,000,000 no later than May 31, 2010;

(v)	$1,000,000 no later than three (3) years and two (2) months after the date of the payment in clause (i) above; and

(vi)	$2,000,000 no later than February 15, 2012.

(d) ComEd will submit amounts due to the City hereunder via electronic funds transfer or other means to a bank or financial institution designated in writing by the City at least three (3) business days prior to the date of such payment. Each Party agrees to supply any and all information necessary to provide for automatic electronic funds transfer and payment of such amounts due to the City and/or perform such acts and deliver and execute such documents, agreements and authorizations as may be necessary to assist in or accomplish payment by such method. The City may direct ComEd to make payments directly to third parties of any portion of the amount payable under Section 2(c) by delivering to ComEd a letter of direction at least three (3) business days prior to the date of any payment.

(e) Upon a failure by ComEd to make any payment under this Section 2 as required above, the amount of such payment shall bear interest from its due date until paid at an annual rate equal to the lesser of: (i) the prime rate in effect on the applicable due date, as published from time to time in the Money Rate section of the Wall Street Journal, plus 2%; or (ii) the maximum rate allowed by law, provided, however, that if the failure of ComEd to make a payment is the result of a good faith dispute by ComEd as to whether such amount is due and owing, no interest shall be charged on such amount unless such amount was improperly withheld by ComEd, in which case such amount shall bear interest at the rate specified herein from the due date to the date of payment. No interest shall accrue or be owed on any payment amount that is suspended pursuant to Section 2(f) or deferred pursuant to Section 3(e)(A).

(f) Notwithstanding any other term in this Agreement, ComEd’s obligation to make any payment set forth in this Section 2 shall be suspended on the date on which:

(i)	any law or statute is enacted that limits or reduces the rates that ComEd may charge to its residential customers, including any law or statute that prohibits or restricts ComEd’s ability to charge or pass through to residential customers all costs incurred by ComEd to procure or deliver electricity for such customers (a “Rate Freeze Law”);

(ii)	ComEd becomes the debtor in a federal bankruptcy proceeding; or

(iii)	ComEd provides a notice to the City that it has experienced a force majeure event under the Franchise that has had a material adverse effect on the operations or finances of ComEd that cannot be reasonably mitigated or resolved.

(g) If ComEd’s payment obligation is suspended pursuant to a condition listed in Section 2(f) above, ComEd’s payment obligation shall be reinstated after the date on which the condition ceases to be present and ComEd is capable of resuming performance under this Agreement or the City and ComEd reasonably agree that the condition is otherwise resolved, and the term of this

Agreement shall automatically be extended for a time period equal to the duration of the suspension with each remaining payment’s due date under Section 2(c) extended by such time period. For purposes of this clause (g), a Rate Freeze Law ceases to be present when such Rate Freeze Law is permanently enjoined pursuant to a final, non-appealable order from a court of competent jurisdiction, or is repealed.

(h) During any time period in which ComEd’s obligation to make payments is suspended, obligations of the City under this Agreement arising during such time period shall be suspended. Such obligations will be reinstated at the same time as the ComEd’s payment obligation is reinstated pursuant to Section 2(g) above.

3. Power Procurement; Transmission and Distribution Rates.

(a) The City will maintain its current positions regarding (i) the ability of ComEd to fully recover its costs of wholesale power and energy procured to serve retail customers, including as approved by the ICC in Docket No. 05-0159 and (ii) the transmission rate case filed by ComEd with the Federal Energy Regulatory Commission (“FERC”) in FERC Docket No. EL07-41-000 (the dockets and cases referenced in clauses (i) and (ii), together with any refiling, rehearing or appeal of such cases, are referred to collectively as the “Pending Rate Cases”), and consistent with the City’s current position, the City will not oppose, contest or challenge any Pending Rate Case, or support any third party in any opposition, contest or challenge thereto.

(b) The City will not oppose, contest or challenge, or support any third party in any opposition, contest or challenge of (i) any procurement plan filed with the ICC as such plan relates to ComEd’s ability to fully recover its costs of wholesale power and energy, (ii) any order issued by the ICC relating to such procurement plan as such order relates to ComEd’s ability to fully recover its costs of wholesale power and energy, (iii) the results of any such procurement plan as they relate to ComEd’s recovery of its wholesale power and energy costs, including the prudency or reasonableness of such costs, or (iv) the constitutionality or legal validity of Public Act 95-481 in a judicial proceeding.

(c) In the event that further issues arise relating to the Pending Rate Cases or any other ICC or FERC proceeding, including future rate cases, the City and ComEd agree to meet and work in good faith to resolve those issues. Consistent with these efforts, ComEd agrees to use all reasonable efforts, consistent with applicable law, to preview to the City the basis for any substantive rate case filing that ComEd intends to make with the ICC or FERC at least seven (7) days before such filing, and the City and ComEd agree to use reasonable efforts to address and attempt to resolve any perceived areas of disagreement prior to the City intervening or appearing in any ICC or FERC proceeding related to such filing.

(d) If the City plans to sponsor or support testimony or positions that challenge ComEd’s requested revenue requirement in any future ICC or FERC rate case, it will notify ComEd in writing of such intention prior to filing any testimony or publicly taking such position and will use all reasonable efforts to so notify ComEd (i) fewer than seventy-five (75) days after ComEd makes its initial filing or (ii) more than thirty (30) days before the date on which the City’s testimony would be due to be filed, whichever is sooner. Further, the City will use reasonable efforts to provide written notice to ComEd of its intention to sponsor or support testimony or positions that challenge ComEd’s requested revenue requirement in any such future ICC or FERC rate case at least fifteen (15) days before doing so, describing in reasonable detail the basis for its planned objection, and upon the request of either Party, the Parties will promptly meet and discuss such objection. Additionally, the City will not sponsor or support testimony or positions that challenge ComEd’s requested revenue requirement in any such future ICC or FERC rate case if the Average Residential Increase proposed by ComEd in any filing after the date hereof is equal to or less than the CPI Increase. If the City violates this subparagraph (d) of this Section 3, ComEd may assert that the City is in material breach of this Agreement, the City shall not have any right to cure, and any further disputes shall be governed by Section 17(j) of this Agreement.

(e) If the City believes that an Average Residential Increase proposed by ComEd in any filing after the date hereof is greater than the CPI Increase, and the City intends to oppose the proposed increase, the City will provide ComEd written notice of its intention to object, contest or challenge such request no later than (i) seventy-five (75) days following ComEd filing its proposed increase, or (ii) fifteen (15) days prior to filing any such objection with the applicable regulatory authority, whichever is sooner. Such notice will specify that the City’s intention to object is based upon the City’s belief that the Average Residential Increase would exceed the CPI Increase and will include a reasonably detailed calculation and supporting documentation supporting such objection. If, after receipt of such notice, ComEd believes that an Average Residential Increase proposed by ComEd is less than or equal to the CPI Increase, ComEd may provide the City a written explanation of ComEd’s position and supporting documentation. If the City continues to object to, contest or challenge such a ComEd request more than forty-five (45) days after receipt of such explanation from ComEd, consistent with the terms of this Agreement, ComEd may assert that the City is in material breach of this Agreement, and the City shall not have any right to cure, and any further disputes shall be governed by Section 17(j) of this Agreement. ComEd shall have no obligation to make any payment that becomes due and owing during the periods set forth in this clause (e) until (A) the City ceases to object to, contest or challenge such ComEd proposed increase, as evidenced by a written acknowledgment from the City that the Average Residential Increase proposed by ComEd does not exceed the CPI Increase or (B) if ComEd has asserted a material breach, the date of a final, non-appealable order that the City did not materially breach this Agreement. The City acknowledges and agrees that the Average Residential Increase associated with the 2007 Rate Case is less than the CPI Increase; provided, however, this acknowledgement does not affect the City’s ability to question ComEd’s assumptions that impact ComEd’s calculation of the Average Residential Increase in future rate cases.

(f) Consistent with Section 3(c) above, the City has reviewed the storm rider as set forth in the 2007 Rate Case and the City will not oppose, contest or challenge such rider or support any third party in any opposition, contest or challenge to such rider.

(g) Within five (5) business days hereof, the City will dismiss with prejudice all pending appeals or petitions for review and withdraw all arguments and briefs relating to, and will not, after the date of this Agreement, object to, contest, oppose, challenge or argue against, or encourage, support or cooperate with any third party in contesting, opposing, challenging or arguing against, the ICC Order in Docket No. 05-0597.

(h) Notwithstanding any provisions in this Agreement to the contrary, nothing in this Agreement shall restrict the City from objecting to, contesting or challenging in the appropriate forum, on any basis and in any manner (i) any revenue requirement allocation, rate design or rider that (A) affects the allocation of costs to ComEd’s various rate classes, or (B) is designed to be revenue neutral to ComEd, other than the storm rider described in clause (f) above, provided that the City may so object, contest or challenge only if any such objection, contest or challenge would not reduce ComEd’s revenue requirements and would be revenue neutral to ComEd if successful; and (ii) any ComEd request to increase distribution or transmission rates that is filed after the date hereof under which the Average Residential Increase is greater than the CPI Increase.

(i) ComEd shall have no obligation to pay the amount set forth in Section 2(c)(iv) if on or prior to May 31, 2010, any City Agency objects to, contests or challenges, or supports a third party’s objection to, contest or challenge of (i) any Pending Rate Case; (ii) any matter or item described in Section 3(b)(i), (ii), (iii) or (iv); (iii) ComEd’s requested revenue requirement in any ICC or FERC rate case if the Average Residential Increase proposed by ComEd in any filing is equal to or less than the CPI Increase; (iv) the storm rider described in Section 3(f) above; (v) the ICC Order in Docket No. 05-0597 as it relates to Rider GCB; or (vi) any revenue requirement allocation, rate design or rider that (A) affects the allocation of costs to ComEd’s various rate classes, or (B) is designed to be revenue neutral to ComEd, other than the storm rider described in clause (f) above, unless such objection would not reduce ComEd’s revenue requirements and would be revenue neutral to ComEd if successful.

4. Release of Fines.

(a) The City releases and forever discharges ComEd and each ComEd Party from any and all fines, penalties, claims, liabilities or similar charges whatsoever, in law or in equity, in existence on the date hereof or occurring or arising, or based on events occurring or arising, on or prior to the date of this Agreement, associated with any violation or alleged violation by ComEd or any ComEd Party of the Code, including (i) all alleged violations of sections 10-20-605, 10-28-040 or 10-28-070 of the Code (“Pole Placement Code Provisions”) and (ii) all alleged violations arising from the citations, tickets, administrative complaints or similar notices (collectively, the “Citations”) set forth on Schedules 1 and 2. Notwithstanding the foregoing, this release does not release ComEd from (x) any loss sustained by a third party to the extent such loss arises from any alleged violation of the Code that was released under this clause (a); (y) any final, unsatisfied, litigated judgment relating to any Citation; and (z) any costs that the City incurs to abate any nuisance created by ComEd’s actions.

(b) The City shall make reasonable efforts to send any Citations relating to Pole Placement Code Provisions to ComEd at 7601 S. Lawndale, Chicago, IL 60652, to the attention of Robb Wilkens, Regional Maintenance Coordinator, by FedEx or other overnight delivery or to such other address as specified in writing to the City by ComEd. In the event of any failure by the City to send Citations to such address, ComEd will notify the City and the City will use reasonable efforts to correct this administrative matter.

(c) The City and ComEd agree that they will cooperate and use reasonable efforts to establish and maintain a consolidated court call to occur once a month as agreed upon by the ComEd and the City with respect to processing all Citations related to Pole Placement Code Provisions at the Department of Administrative Hearings.

(d) The City and ComEd agree that they will cooperate and use reasonable efforts to establish and maintain procedures to eliminate, to the extent practicable, the issuance of any Citations related to Pole Placement Code Provisions.

5. Deferral or Substitution of Projects. The City and ComEd agree to execute and deliver the 2007 Project Deferral And Substitution Agreement attached hereto as Exhibit A, relating to the deferral or substitution of certain construction and other related projects otherwise required by the Settlement Agreement.

6. Green Power Partnership. The City and ComEd agree to meet at least twice a year to explore and develop a partnership to pursue programs in the areas of energy efficiency and “green” power. Areas of potential partnership may include, but are not limited to, the purchase of renewable energy certificates, facilitating the siting and interconnection of renewable generation facilities, and joint community education efforts. Nothing in this Section 6 obligates either Party to fund any such programs.

7. Energy Efficiency Partnership. ComEd agrees to provide energy efficiency services to the City equivalent to 1700 hours of employee time for each of 2008, 2009, 2010 and 2011, to be staffed as reasonably agreed upon by ComEd and the City. Energy efficiency services may include, but not be limited to, energy audit programs and consultation regarding the City’s efforts to obtain additional funds from governmental entities to support energy efficiency programs.

8. Signage and Sponsorship. The City agrees to review in good faith any and all proposals submitted by ComEd regarding signage on any City property and/or sponsorship proposals related to any City events, with the goal of providing at least $100,000 of signage and/or sponsorship opportunities (based on the City’s standard rates for such opportunities) free of charge for calendar years 2008, 2009, 2010, and 2011. ComEd acknowledges and agrees that approval of any such proposal submitted by ComEd will be subject to all applicable laws, regulations and ordinances. Within thirty (30) days prior to the end of each calendar year during the term of this Agreement, ComEd and City will meet and use reasonable efforts to determine the extent to which such $100,000 has been utilized by ComEd for signage and sponsorship opportunities during such year. If for any reason ComEd has not utilized $400,000 prior to the date of ComEd’s final payment under this Agreement, ComEd may reduce its final payment due under Section 2(c) by an amount equal to the difference between $400,000 and the amount utilized by ComEd during the term of this Agreement.

9. Release of Emergency Services Costs. The City releases and forever discharges ComEd and each ComEd Party from any and all claims, damages, liabilities, costs or expenses in existence on the date hereof or occurring or arising, or based on events occurring or arising, on or prior to the Termination Date, associated with emergency or other services provided by the City in connection with or related to any outage, electrical fire or event or ComEd activity or work; provided, however, that (a) this Section 9 shall not release any claim for emergency services claimed against ComEd in excess of $750,000 arising from an outage caused by a single event or incident or closely related and contemporaneous events or incidents and (b) if the City believes that its claims for emergency services for any calendar year after the date hereof are greater than the claims for emergency services for the prior calendar year, then the City and ComEd will negotiate in good faith the implications thereof.

10. Release of ArvinMeritor Claims. Consistent with terms of the consent decree negotiated by the parties in the lawsuit captioned City of Chicago v. ArvinMeritor, Inc., et al., No. 05-cv-05148 (N.D. Ill.) (the “ArvinMeritor Litigation”), the City releases and covenants not to sue or to take any other legal or administrative action against any ComEd Party related to the property that is the subject matter of the lawsuit, including all laws, statutes, regulations, ordinances, common law, claims and allegations in the ArvinMeritor Litigation or that could have been alleged in the ArvinMeritor Litigation, any claims pursuant to Sections 106 and 107(a) of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9607, Section 7003 of the Resource Conservation and Recovery Act, any analogous State or City laws or ordinances, and common law relating to the property that is the subject matter of the ArvinMeritor Litigation. The City and ComEd agree that the value of this release of claims is five hundred thousand dollars ($500,000.00) and such amount is included in the payment to be made by ComEd under Section 2(c)(i).

11. Payments for Dig-ins. The City will promptly pay ComEd for all costs, expenses, damages and losses incurred by ComEd, including to its property and any repair thereof, arising from the negligence of the City or its contractors, representatives or agents in connection with any contact with ComEd lines, cables or other property or facilities. If the City believes that ComEd’s claims arising under the prior sentence for any calendar year after the date hereof are greater than similar claims for the prior calendar year, then the City and ComEd will negotiate in good faith the implications thereof.

12. Prepayment of Taxes on Dark Fiber. The City agrees that the amount to be paid by ComEd under Section 2(c)(i) includes all taxes currently owing or to be paid by ComEd with respect to revenues or income of ComEd for any period prior to the Termination Date, related to ComEd’s dark fiber, including all taxes on lease transactions related to the dark fiber, and ComEd shall have no obligation to separately pay such tax(es). The City will not conduct any audit related to or associated with such tax(es) until after the Termination Date, and then any audit performed will be only with respect to periods after such date; provided, however, the City may conduct an audit at any time relating to any period to the extent the City reasonably believes or has reason to believe that fraud or related conduct has occurred with respect to the taxes referenced in this Section 12.

13. Prepayment of Taxes on Pole Attachment Revenues. The City agrees that the amount to be paid by ComEd under Section 2(c)(i) includes all taxes currently owing or to be paid by ComEd with respect to revenues or income of ComEd for any period prior to the Termination Date, related to ComEd’s pole attachments with third parties, including all taxes on lease transactions related to pole attachments, and ComEd shall have no obligation to separately pay such tax(es). The City will not conduct any audit related to or associated with such tax(es) until after the Termination Date, and then any audit performed will be only with respect to periods after such date, provided, however, the City may conduct an audit at any time relating to any period to the extent the City reasonably believes or has reason to believe that fraud or related conduct has occurred with respect to the taxes referenced in this Section 13.

14. Relocation of Facilities. The City will use reasonable efforts to minimize and mitigate ComEd’s costs associated with relocating its equipment in connection with construction, maintenance or other activities by the City. Within a reasonable period of time prior to any event or action that may require such relocation, the City will use reasonable efforts to consult with ComEd and to cooperate to identify and implement measures to minimize or mitigate ComEd’s cost of such relocation.

15. Previous Agreements. Unless explicitly provided herein, the Franchise, all Amendments to the Franchise and any other agreement between the Parties are not affected by this Agreement and remain in full force and effect.

16. Termination.

(a) This Agreement shall terminate on the earlier to occur of the following:

(i)	The Termination Date;

(ii)	If a Party is in material breach of this Agreement and has failed to cure the breach within thirty (30) days following notice of such breach by the non-breaching Party to the breaching Party, the date on which the non-breaching notifies the breaching Party in writing that the Agreement is terminated; or

(iii)	The date on which the City provides the notice described in Section 3.4 of the Franchise.

(b) Upon termination, no Party shall have any further rights or obligations hereunder, including any payment obligation under Section 2. Termination shall not affect any releases given by a Party under Sections 4(a) and 10. Termination shall not affect the release given in Section 9 of costs arising before the date of this Agreement.

(c) The Parties agree that it is in their best interests to maintain open communications and cooperate with each other as reasonably necessary in connection with maintaining safe and reliable electric service to the City of Chicago. In furtherance thereof, the Parties agree to continue to meet on a periodic basis, or upon the reasonable request of the City or ComEd, and discuss as appropriate matters related to the provision of such service. This clause (c) shall survive the termination of this Agreement. The preceding sentence in no way obligates either Party, or reflects either Party’s intention, to enter into any additional agreement, including as to payment of any amount, effective upon this Agreement’s termination.

17. Miscellaneous.

(a) Entire Agreement and Modification. This Agreement, together with all exhibits, is intended to be the complete and integrated understanding, with respect to the subject matter hereof, of all Parties. To be effective, any modification or extension of this Agreement must be in writing and executed by all Parties.

(b) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

(c) No Admission of Liability. Nothing in this Agreement shall constitute or be construed to constitute an admission of liability by any Party with respect to any matter that is the subject of this Agreement. The Parties each hereby acknowledge that they are executing this Agreement solely for the purpose of effectuating a compromise of disputed claims. This Agreement shall not be deemed to constitute an admission of fact or concession of liability by any of the Parties. This Agreement is without prejudice or value as precedent, and shall not be used in any proceeding or hearing, formal or informal, judicial or non-judicial, to create, prove, or interpret the obligations under, or the terms and conditions of any other agreement.

(d) Non-severability. If one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, then the remaining provisions of this Agreement shall terminate and no Party shall have any further rights or obligations hereunder.

(e) Duplicate Originals. This Agreement may be executed in any number of duplicate originals. A complete original of this Agreement shall be maintained in the official records of each of the Parties.

(f) Counterparts. This Agreement may be executed in counterparts. This Agreement shall become operative as soon as one counterpart hereof has been executed by each party. The counterparts so executed shall constitute one Agreement notwithstanding that the signatures of all Parties do not appear on the same page.

(g) Cooperation; Other Instruments. The Parties agree to cooperate, and enter into and execute such documents or instruments, as may be reasonably necessary to effectuate the provisions and intent of this Agreement.

(h) Authority and Legality. Each Party signing this Agreement represents and warrants that the person signing this Agreement on its behalf has the full authority to bind that Party. Each Party signing this Agreement represents and warrants that it has the legal capacity to enter into this Agreement and that it intends to be legally bound thereby.

(i) Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part of or behalf of the Parties hereto. The Parties acknowledge that: (a) they have read this Agreement; (b) they have been represented in the negotiation and execution of this Agreement by legal counsel of their own choice; (c) they understand the terms and consequences of this Agreement and the releases it contains; (d) they are fully aware of the legal and binding effect of this Agreement; (e) the provisions of this Agreement are reasonable and in both Parties’ best interests; and (f) the consideration being exchanged is of reasonably equivalent value.

(j) Disputes and Dispute Resolution. Section 19 of the Settlement Agreement shall govern any disputes arising out of this Agreement, notwithstanding anything to the contrary in Section 8.8 of the Franchise.

(k) Interpretation. In this Agreement, unless a clear contrary intention appears:

(i)	when a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated.

(ii)	headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(iii)	reference to any person includes such person’s successors and assigns but, in the case of a Party, only if such successors and assigns are permitted by this Agreement, and reference to a person in a particular capacity excludes such person in any other capacity or individually;

(iv)	reference to any agreement (including this Agreement), document, instrument or tariff means such agreement, document, instrument or tariff as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof;

(v)	reference to any laws, regulations or bills means such laws, regulations or bills as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, including, if applicable, rules and regulations promulgated thereunder;

(vi)	“hereunder”, “hereof”, “herein”, “hereto” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision hereof or thereof;

(vii)	whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”; and

(viii)	relative to the determination of any period of time, “from” means “from and including”, “to” means “to but excluding” and “through” means “through and including”.

(l) Applicable Law. The Agreement shall be construed according to the laws of the State of Illinois, without reference to conflict of law principles.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement and this Agreement shall be effective as of on the date first above written.

THE CITY OF CHICAGO

By:	/s/ Mara S. Georges

Name:	Mara S. Georges

Title:	Corporation Counsel

By:	/s/ Suzanne Malec-McKenna

Name:	Suzanne Malec-McKenna

Title:	Commissioner of Environment

COMMONWEALTH EDISON COMPANY

By:	/s/ Frank M. Clark

Name:	Frank M. Clark

Title:	Chief Executive Officer

Exhibit A

2007 PROJECT DEFERRAL AND SUBSTITUTION AGREEMENT

THIS AGREEMENT (this “Agreement”) is made as of December 21, 2007 by and between The City of Chicago (“City”) and Commonwealth Edison Company, an Illinois corporation (“ComEd”; the City and ComEd are referred to herein, collectively, as the “Parties” and, individually, as a “Party”).

Recitals:

WHEREAS, by ordinance adopted on May 12, 1999, the City Council authorized the execution of a settlement agreement (as amended, the “Settlement Agreement”) between the City and ComEd;

WHEREAS, the Settlement Agreement was executed by the City and ComEd on May 18, 1999;

WHEREAS, Section 2.1(g) of the Supplemental Agreement attached to the Franchise Agreement (as defined below) required ComEd to convert its 4 kV circuits in the City to 12 kV;

WHEREAS, Section 5 of the Settlement Agreement contained certain provisions relating to ComEd’s commitment to upgrade and rebuild 250 MVA of 4 kV circuits to 12 kV;

WHEREAS, the First Amendment to the Settlement Agreement (“First Amendment”) dated July, 2002, revised Section 5 of the Settlement Agreement by providing that the Commissioner of the Department of Environment (“Commissioner”) “may agree that any portions of the 2002-2004 commitment of 130 MVA may also be satisfied by other projects”;

WHEREAS, the substituted projects must be comparable to the 4 kV conversions in their benefits to Chicago and cannot duplicate projects otherwise required by any existing agreement between the City and ComEd;

WHEREAS, the Commissioner has determined that the projects described herein are comparable to the 4 kV conversion projects in their benefits to Chicago and do not duplicate projects that otherwise are required by an agreement with ComEd;

WHEREAS, the Commissioner desires to substitute all projects to convert 4 kV circuits to 12 kV with projects identified herein;

WHEREAS, the First Amendment revised Schedule III to the Settlement Agreement to permit the Dearborn and Plymouth Court TSS Projects to be rescheduled by the Commissioner due to load growth and generating capacity; and

WHEREAS, the Commissioner has determined that due to load growth and generating capacity ComEd may reschedule such projects as described herein.

NOW THEREFORE, for good and valuable consideration, the legal sufficiency of which is hereby acknowledged, each Party, intending to be legally bound, hereby agrees as follows:

Agreement:

1. Definitions. Capitalized terms used in this Agreement but not defined herein shall have the meanings ascribed to them in the Franchise.

“Franchise” means the Ordinance and Agreement between The City of Chicago and Commonwealth Edison Company, adopted December 11, 1991 and effective January 1, 1992, as amended.

“Specified Agreement” means that Settlement Agreement, dated on or about the date of this Agreement, between ComEd and the City relating to the settlement of certain disputes between ComEd and the City.

“Supplemental Agreement” means the Supplemental Agreement Between the City of Chicago and Commonwealth Edison Company attached to the Franchise, adopted December 11, 1991 and effective January 1, 1992, as amended.

2. Replacement Project Review Panel; Substitute Projects.

(a) The City and ComEd agree to establish a Replacement Project Review Panel (“RPRP”) to review the projects described on Appendix 1 and to undertake the activities identified in Schedule A to this Agreement. The RPRP will be comprised of the following 5 individuals: (1) 2 individuals appointed by the City, (2) 2 individuals appointed by ComEd and (3) an independent engineering consultant selected by the City. Each Party may at any time remove any individual appointed by it and replace such individual with another individual selected by such Party.

(b) ComEd and the City agree that the monthly progress meetings in effect as of the date of this Agreement will continue and that once each calendar quarter the RPRP will meet as part of such monthly progress meeting to review the substitute projects described on Appendix 1, and as further described on Schedule A, to review the performance of ComEd with respect to electrical distribution reliability in the City.

(c) ComEd agrees to complete the projects described in Appendix 1, as prescribed therein (which projects are in complete substitution for the 4 kV conversion projects described in the Settlement Agreement and with respect to which ComEd has no further obligation). ComEd will have no obligation to perform any work or complete any project proposed by the RPRP (other than those projects described in Appendix 1), unless agreed to by ComEd, and such agreement must be in writing for projects that exceed $10,000 in cost.

2

3. Project Deferral. The City agrees that ComEd may defer substantial completion of (i) the Dearborn Project, as described in Schedule III to the First Amendment, to December 31, 2011 and (ii) the Plymouth Court Project, as described in Schedule III to the First Amendment, to December 31, 2011. In connection with the Dearborn Project, ComEd agrees that any ductbank construction or similar preparatory infrastructure for ComEd’s deferred completion of the Dearborn Project that can be performed more economically as part of the utility relocations associated with the CTA substation work in progress as of the date hereof will be advanced, to the extent commercially reasonable and as permitted by good utility practice, to minimize the disruption of vehicular traffic in the downtown area and to facilitate prompt completion of the Dearborn Project upon expiration of the deferral period described herein. In connection with the Plymouth Court Project, ComEd agrees that it will select and retain an independent civil/structural engineer to examine the foundation walls of the substation and prepare a report containing the findings of that examination and any recommended remedial measures necessary to reinforce the structure as may be required by good utility practice. A copy of the engineer’s report and recommendations will be provided concurrently to the City. ComEd agrees that this examination will occur prior to March 30, 2008, and that any reasonable remedial measures recommended by the engineer will be substantially completed within a reasonable timeframe recommended by the engineer.

4. Other Agreements.

(a) For so long as ComEd is obligated to make any payment under Section 2 of the Specified Agreement, ComEd will use commercially reasonable efforts to: (1) maintain and follow in all material respects outage and other notification protocols in place between the City and ComEd (subject to the right of the Commissioner and ComEd to revise such protocols and the right of ComEd to revise such protocols pursuant to good utility practice, for safety reasons or to comply with applicable laws, regulations or ordinances); (2) conduct the thermography program as described in Section 9 of the Settlement Agreement; and (3) permit the City or its designee to conduct substation walkdowns during reasonable hours and on prior notice, subject to ComEd’s safety protocols and policies.

(b) The activities described in (a) above are not intended to modify any of ComEd’s obligations pursuant to the Franchise Agreement or the Settlement Agreement, except as set forth herein.

(c) This Agreement terminates on the Termination Date (as defined in the Specified Agreement), provided, however, that no such termination shall affect the project deferrals provided for in Section 3 hereof. Notwithstanding the foregoing, the City and ComEd agree to continue to meet, after the Termination Date, in good faith and on a regular basis, to review the reliability of the electrical system in the City.

3

5. Miscellaneous.

(a) Entire Agreement and Modification. This Agreement, together with all exhibits, is intended to be the complete and integrated understanding, with respect to the subject matter hereof, of all Parties. To be effective, any modification or extension of this Agreement must be in writing and executed by all Parties.

(b) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

(c) No Admission of Liability. Nothing in this Agreement shall constitute or be construed to constitute an admission of liability by any Party with respect to any matter that is the subject of this Agreement. The Parties each hereby acknowledge that they are executing this Agreement solely for the purpose of effectuating a compromise of disputed claims. This Agreement shall not be deemed to constitute an admission of fact or concession of liability by either of the Parties. This Agreement is without prejudice or value as precedent, and shall not be used in any proceeding or hearing, formal or informal, judicial or non-judicial, to create, prove, or interpret the obligations under, or the terms and conditions of any other agreement.

(d) Severability. If one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, then the remaining provisions of this Agreement shall terminate and no Party shall have any further rights or obligations hereunder.

(e) Duplicate Originals. This Agreement may be executed in any number of duplicate originals. A complete original of this Agreement shall be maintained in the official records of each of the Parties.

(f) Counterparts. This Agreement may be executed in counterparts. This Agreement shall become operative as soon as one counterpart hereof has been executed by each party. The counterparts so executed shall constitute one Agreement notwithstanding that the signatures of all Parties do not appear on the same page.

(g) Cooperation; Other Instruments. The Parties agree to cooperate, and enter into and execute such documents or instruments, as may be reasonably necessary to effectuate the provisions and intent of this Agreement.

(h) Headings. Headings contained herein are for the purpose of organization only and shall not constitute part of this Agreement.

(i) Authority and Legality. Each Party signing this Agreement represents and warrants that the person signing this Agreement on its behalf has the full authority to bind that Party. Each Party signing this Agreement represents and warrants that it has the legal capacity to enter into this Agreement, that it has read the Agreement, that it understands the Agreement and that it intends to be legally bound thereby.

4

(j) Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part of or behalf of the Parties hereto. The Parties acknowledge that: (a) they have read this Agreement; (b) they have been represented in the negotiation and execution of this Agreement by legal counsel of their own choice; (c) they understand the terms and consequences of this Agreement and the releases it contains; (d) they are fully aware of the legal and binding effect of this Agreement; (e) the provisions of this Agreement are reasonable and in both Parties’ best interests; and (f) the consideration being exchanged is of reasonably equivalent value.

(k) Disputes and Dispute Resolution. Section 19 of the Settlement Agreement shall govern any disputes arising out of this Agreement, notwithstanding anything to the contrary in Section 8.8 of the Franchise.

(l) Applicable Law. The Agreement shall be construed according to the laws of the State of Illinois, without reference to conflict of law principles.

[THIS SPACE INTENTIONALLY LEFT BLANK]

5

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

THE CITY OF CHICAGO

By:

Name:

Title:

By:

Name:

Title:

COMMONWEALTH EDISON COMPANY

By:

Name:

Title:

6

Appendix 1

1.	Conversion of Division Street Substation from 4kV to 12kV.

2.	Airport Reliability Enhancement Projects consisting of the following:

•	Relocation of the O’Hare Airport 34 kV network tie point switch.

•	Upgrade insulation on 34 kV line 7831.

•	Installation of additional ALRS on 34 kV line 7831 to provide redundant source feed to DCD180.

•	Installation of lightning arresters on distribution circuits supplying Midway Airport.

•	Installation of additional feeder from the Ford City Substation to Midway Airport.

3.	Reliability Improvements to Underperforming Wards. The process for identifying, assigning and tracking projects to effect these improvements is contained in Schedule A, attached hereto.

4.	Routine inspection of the 138 and 345 kV transmission circuits currently crossing under the Chicago Skyway.

5.	Replace oil circuit breakers at the following substations:

•	Two circuit breakers at 111th Street substation

•	Eight circuit breakers at South Chicago substation

•	Eleven circuit breakers at Grand Crossing substation

•	Five circuit breakers at Windsor substation

6.	Periodic program of DGA testing and manhole inspections of 69 kV line 19211 and line 19212 transmission circuits in Chicago. The criteria for replacing a cable length or joints is determined by the condition of the cable after a joint failure:

•

If the cable ends have not sustained any mechanical or water damage and are reusable as is or by using an extended or longer conductor connector, then only the joint will be replaced. A moisture test is performed on each cable end to ensure the integrity of each cable prior to splicing.

•

If the cable has sustained mechanical damage or fails the moisture test, then one length of cable and two joints will be replaced. If both cable ends are damaged two lengths of cable and three joints will be replaced.

•

Both lines L-19211 and L-19212 are a three-conductor (3/C), Low Pressure Fluid Filled (LPFF) system. The 3/C system does not require insulated joints, and therefore there are no Bakelite joints on these lines.

Schedule A

The City and ComEd (through their respective members on the RPRP) will meet in person quarterly to discuss the reliability of electric service in the City of Chicago. The RPRP will establish the metrics for determining the underperforming wards in the City and if improvements to the material condition of the system are needed to improve their reliability, provided that neither ComEd nor the City will be bound by actions of the RPRP unless agreed to in writing by both parties. In those meetings, ComEd will use reasonable efforts to provide the following information to the City and the engineer on the RPRP at least 24 hours prior to the scheduled meeting:

•	SAIFI and CAIDI statistics on a 12-month rolling basis for the City as a whole and for each of the 50 wards in the City of Chicago;

•

a report of all outages in the City of Chicago in the previous month (an outage will be defined as lasting more than one minute in duration, consistent with the definition utilized by the Illinois Commerce Commission);

•	monthly key performance indicators as determined by the Parties;

•	construction project status reports in a form agreed to by the Parties; and

•	any such other information reasonably requested by the City relating to reliability of electric service in the City of Chicago.

As part of the quarterly meetings and in accordance with the process described above, the City and ComEd will identify projects to be implemented in underperforming wards in the City of Chicago. The following will be examined when determining the material condition of the electrical distribution system in the ward, but these events generally should not impact the decision regarding whether such improvements are necessary:

•	Major events affecting at least 10% of the customers in the City of Chicago within a 24-hour period.

•	Significant events that result in interruptions and are unrelated to persistent material condition of the distribution system.

•	Planned outages.

•	Un-planned outages requested by the Fire Department, Police Department, the City or PJM.

•	Outages caused by retail electric suppliers or other utilities.

•	Outages due to damage caused by third parties.

•	Intentional unscheduled outages.

The RPRP will identify projects necessary to address the material condition of the distribution system to improve reliability in each underperforming ward until such ward no longer is underperforming.

Notwithstanding any other provision in this Appendix or Schedule, ComEd will have no obligation to perform any work or complete any project unless agreed to in writing by ComEd.

SCHEDULE 1
Docket No.	Citation No.	Violation Address	Violation Date	Hearing Date
	T000049140	1011-22 W Irving Park	10/19/07	12/17/07
	T000049141	1038-1102 W Irving Park	10/19/07	12/17/07
	T000049144	945 W Dakin (Alley)	10/19/07	12/17/07
	T000049225	5545-46 W Addison	10/04/07	12/19/07
	T000049301	?? W Addison	10/04/07	12/19/07
07DT007232	T000049745	1456-69 N State St	10/22/07	12/17/07
	T000049877	6550-52 N Kedzie Ave	11/13/07	12/24/07
	T000057886	649-54 S Oakley Blvd	11/01/07	12/17/07
07DT006131	T000058282	1600 W Hubbard	09/18/07	01/07/08
07DT006132	T000058283	1602 W Hubbard	09/18/07	01/07/08
07DT006133	T000058284	1604 W Hubbard	09/18/07	01/07/08
	T000059725	3015-17 E 129th St	11/02/07	12/17/07
07DT006149	T000064605	1601-21 S Indiana	09/21/07	01/07/08
07DT006919	T000066465	4457 S Marshfield	10/10/07	12/17/07
07DT007343	T000067060	2864 W 21st St	10/23/07	12/17/07
	T000067114	2637 S Calumet Ave	10/30/07	12/19/07
	T000087010	321-421 N Harrison	10/18/07	12/24/07
	T000087013	900-1000 W Harrison	10/19/07	12/24/07
07DT007035	T000087080	1327-55 S Michigan	10/22/07	12/17/07
	T000087214	65 E Balboa Ave	11/10/07	12/24/07
07DT006718	T000087579	1720 S Michigan	10/11/07	12/17/07
07DT006883	T000087596	484 W Harrison	10/18/07	12/17/07
07DT006884	T000087599	735-45 S Wells	10/16/07	12/17/07
07DT007034	T000087600	833 W Madison	10/19/07	12/17/07
	T000087685	600 S Halstead	11/06/07	12/24/07

SCHEDULE 2
DATE OF TICKET	INSPECTOR	DOCKET NUMBER	TICKET NUMBER	10-28-40 (Building upon Public Ways)	10-20-605 (Barricade of Street Openings and Obstructions).	10-28-070 (Storage of Goods on Public Way)	10-20-160 (Tearing Up Public Ways)	10-8-360 (Injury to Public Sidewalk or Driveway)	10-20-155 (Pavement Restoration)	10-28-281.2 (Prohibited uses of traffic and curb lanes)	10-28-281.5 (Obstruction of Public Place)	10-20-150 (Permit - Fees - Issuance)
04/19/07	83	07DT002359	T0000050630	1	1
03/30/07	77	07DT002163	T00002163		1		1
05/26/06	78	06DT003668	T000033567	1	1
05/30/06	78	06DT003667	T000033568	1	1
06/01/06	78	06DT003671	T000033572	1	1
06/02/06	78	06DT003669	T000033573	1	1
07/12/06	78	06DT003670	T000033574	1	1
05/02/07	75	07DT002757	T000035792	1	1
05/25/06	75	06DT003831	T000038531	1	1
06/05/06	75	06DT003833	T000038532	1	1
06/13/06	75	06DT003829	T000038536	1	1
07/27/06	75	06DT005332	T000038550	1	1
08/22/06	16	06DT006077	T000039404	1	1
09/12/06	16	06DT006664	T000039425	1	1
09/02/06	16	06DT006700	T000039464	1	1
09/15/06	16	06DT006702	T000039467	1	1
07/28/06	43	06DT005286	T000039479	1	1
08/17/06	43	06DT005929	T000039499	1	1
12/27/06	83	07DT000298	T000039586	1	1
01/27/07	72	07DT000755	T000039590	1
01/12/07	43	07DT000833	T000039596	1	1
10/09/06	83	06DT005480	T000039958	1	1
08/09/06	83	06DT005600	T000039959	1	1
08/09/06	83	07DT005600	T000039959	1	1
08/25/06	83	06DT006104	T000039973	1	1
08/28/06	64	06DT006116	T000039992	1	1
09/08/06	64	06DT006523	T000039998	1	1
09/12/06	64	06DT006419	T000039999	1	1
09/14/06	64	06DT006792	T000040000	1	1
08/14/06	78	06DT005998	T000040180	1	1
08/14/06	78	06DT005996	T000040181	1	1
08/14/06	78	06DT005994	T000040184	1	1
08/16/06	78	06DT004992	T000040187	1	1
06/12/07	51	07DT003521	T000040472	1
08/02/06	41	06DT005461	T000041290	1	1
06/20/06	77	06DT004728	T000041643	1
06/27/06	37	06DT004541	T000041763	1	1
06/27/06	37	06DT004544	T000041766	1	1
06/26/06	78	06DT004742	T000041986	1	1
07/10/06	78	06DT004740	T000041989	1	1
07/10/06	78	06DT004741	T000041990	1	1
07/26/06	43	06DT005469	T000042096	1	1
07/26/06	43	06DT005271	T000042097	1	1
06/23/06	67	06DT004735	T000042272				1	1
06/05/06	78	06DT003663	T000042354	1	1
06/12/06	78	06DT003662	T000042362	1	1
06/13/06	78	06DT003661	T000042364	1	1
07/05/06	83	06DT004476	T000042383	1	1
07/06/06	83	06DT004485	T000042385	1	1
07/13/06	83	06DT004881	T000042389	1	1
07/14/06	83	06DT004774	T000042390	1	1
07/24/06	83	06DT005300	T000042395	1	1
07/26/06	83	06DT005301	T000042396	1	1
07/21/06	64	06DT005350	T000042592	1	1

SCHEDULE 2

DATE OF TICKET	INSPECTOR	DOCKET NUMBER	TICKET NUMBER	10-28-40 (Building upon Public Ways)	10-20-605 (Barricade of Street Openings and Obstructions).	10-28-070 (Storage of Goods on Public Way)	10-20-160 (Tearing Up Public Ways)	10-8-360 (Injury to Public Sidewalk or Driveway)	10-20-155 (Pavement Restoration)	10-28-281.2 (Prohibited uses of traffic and curb lanes)	10-28-281.5 (Obstruction of Public Place)	10-20-150 (Permit - Fees - Issuance)
07/24/06	34	06DT005485	T000042612	1	1
07/24/06	78	06DT005379	T000042663	1	1
09/19/06	59	06DT006937	T000042866	1	1
07/31/06	69	06DT005390	T000043070	1
07/31/06	69	06DT005389	T000043072	1
08/17/06	72	06DT005846	T000043101				1
09/15/06	72	06DT006760	T000043129				1
09/18/06	72	06DT006865	T000043141				1
06/13/06	51	06DT003828	T000043242	1
06/13/06	51	06DT003827	T000043243	1
09/14/06	54	06DT006726	T000043381	1	1
09/14/06	54	06DT006727	T000043382	1
09/18/06	54	06DT006725	T000043387	1	1
09/18/06	54	06DT006724	T000043388	1
10/31/06	75	06DT007682	T000043500	1	1
07/26/06	54	06DT005201	T000043504	1	1
08/14/06	54	06DT005669	T000043508	1	1
08/10/06	54	06DT005668	T000043509	1	1
08/25/06	54	06DT006492	T000043513	1	1
08/25/06	54	06DT006493	T000043514	1
08/31/06	54	06DT006491	T000043518	1
09/06/06	54	06DT006560	T000043519	1	1
09/06/06	54	06DT006559	T000043520	1	1
07/24/06	72	06DT005189	T000043634				1
08/02/06	72	06DT005491	T000043647				1
08/30/06	72	06DT006233	T000043710				1
09/06/06	72	06DT006526	T000043718		1		1
07/10/06	29	06DT005082	T000043782		1		1
10/03/06	64	06DT007135	T000044112	1	1
10/03/06	64	06DT007136	T000044113	1	1
06/26/06	78	06DT004588	T000044159	1	1
06/26/06	78	06DT004743	T000044160	1	1
06/27/06	78	06DT004744	T000044162	1	1
06/27/06	78	06DT004579	T000044164	1	1
07/26/06	66	06DT005440	T000044192	1
07/20/06	54	06DT005267	T000044221	1	1
08/11/06	52	06DT006163	T000044226	1	1
08/11/06	52	06DT006162	T000044228	1	1
08/29/06	52	06DT006487	T000044234	1	1
08/31/06	52	06DT006485	T000044236	1
09/14/06	52	06DT006735	T000044242	1	1
09/14/06	52	06DT006736	T000044243	1	1
07/31/06	20	06DT005444	T000044287	1		1
07/31/06	20	06DT005443	T000044288			1
09/07/06	58	06DT006451	T000046012							1
09/12/06	43	06DT006415	T000046131	1	1
08/11/06	43	06DT006414	T000046132	1	1
09/18/06	43	06DT006783	T000046144	1	1
10/04/06	34	06DT007436	T000046206	1	1
10/06/06	67	06DT007273	T000046281				1	1
10/06/06	67	06DT007272	T000046282		1
10/11/06	67	06DT007434	T000046283				1	1
10/01/06	67	06DT007433	T000046284		1
09/26/06	62	06DT007016	T000046353								1

SCHEDULE 2

DATE OF TICKET	INSPECTOR	DOCKET NUMBER	TICKET NUMBER	10-28-40 (Building upon Public Ways)	10-20-605 (Barricade of Street Openings and Obstructions).	10-28-070 (Storage of Goods on Public Way)	10-20-160 (Tearing Up Public Ways)	10-8-360 (Injury to Public Sidewalk or Driveway)	10-20-155 (Pavement Restoration)	10-28-281.2 (Prohibited uses of traffic and curb lanes)	10-28-281.5 (Obstruction of Public Place)	10-20-150 (Permit - Fees - Issuance)
10/06/06	39	06DT007419	T000046381	1
10/24/06	62	06DT007548	T000046460								1
12/06/06	16	06DT007592	T000046484	1	1
10/25/06	16	06DT007393	T000046486	1	1
10/25/06	16	06DT007593	T000046486	1	1
11/01/06	16	06DT007931	T000046499	1	1
10/12/06	43	06DT007435	T000046501	1	1
07/14/06	30	06DT005256	T000046532	1	1
08/07/06	30	06DT005569	T000046559	1	1
07/21/06	58	06DT005408	T000046609	1
08/02/06	58	06DT005608	T000046615	1
08/01/06	77	06DT005609	T000046702	1
08/11/06	77	06DT005805	T000046718	1	1
08/15/06	77	06DT005888	T000046722	1	1
08/22/06	77	06DT006371	T000046724		1			1
08/21/06	77	06DT006372	T000046725		1			1
08/18/06	43	06DT006003	T000046878	1	1
09/27/06	83	06DT006960	T000047045	1	1
09/27/06	83	06DT007128	T000047046	1	1
10/12/06	83	06DT007288	T000047077	1	1
11/16/06	83	06DT008291	T000047093	1	1
11/21/06	83	06DT008473	T000047098	1	1
11/29/06	83	06DT008518	T000047099	1	1
11/07/06	64	06DT007911	T000047193	1	1
12/13/06	58	06DT007989	T000047218	1
10/20/06	58	06DT007990	T000047219	1
10/24/06	46	06DT007779	T000047230								1
11/01/06	43	06DT007718	T000047351	1	1
11/08/06	43	06DT007920	T000047358	1	1
11/14/06	43	06DT008094	T000047363	1	1
10/30/06	77	06DT008130	T000047383	1	1
01/22/07	43	07DT000725	T000047395		1			1
11/16/06	37	06DT008432	T000047526	1	1
11/28/06	37	06DT008658	T000047541	1	1
01/22/07	72	06DT007810	T000047721					2
10/25/05	72	06DT007662	T000047947					1
10/25/06	72	06DT007661	T000047948					1
09/27/06	52	06DT007475	T000047982	1	1
09/27/06	52	06DT007477	T000047983	1
12/04/06	52	06DT007353	T000047989	1	1
10/12/06	52	06DT007354	T000047990	1	1
10/06/06	54	06DT007482	T000048040	1	1
10/04/06	46	06DT007464	T000048051								1
06/29/07	67	07DT004134	T000049023	1					1
06/29/07	67	07DT004135	T000049025	1					1
09/14/07	62	07DT006079	T000049080	1
09/20/07	62	07DT006299	T000049084	1
07/11/07	43	07DT004232	T000049561	1	1
07/17/07	43	07DT004403	T000049567	1	1
06/26/07	58	07DT004099	T000049616	1
02/23/07	58	07DT001483	T000050116	1
04/06/07	58	07DT002588	T000050125	1
03/29/07	77	07DT002162	T000050142		1			1
12/14/06	37	07DT000207	T000050327	1	1

SCHEDULE 2

DATE OF TICKET	INSPECTOR	DOCKET NUMBER	TICKET NUMBER	10-28-40 (Building upon Public Ways)	10-20-605 (Barricade of Street Openings and Obstructions).	10-28-070 (Storage of Goods on Public Way)	10-20-160 (Tearing Up Public Ways)	10-8-360 (Injury to Public Sidewalk or Driveway)	10-20-155 (Pavement Restoration)	10-28-281.2 (Prohibited uses of traffic and curb lanes)	10-28-281.5 (Obstruction of Public Place)	10-20-150 (Permit - Fees - Issuance)
12/14/06	32	07DT000206	T000050328	1	1
12/15/06	37	07DT000209	T000050330	1	1
03/14/07	83	07DT001578	T000050412		1
04/02/07	83	07DT002022	T000050420	1	1
01/09/07	77	07DT001176	T000050426	1	1
03/15/07	16	07DT001850	T000050433	1	1
03/29/07	16	07DT002198	T000050435	1	1
04/03/07	16	07DT002199	T000050436	1	1
04/09/07	16	07DT002197	T000050438	1	1
04/20/07	16	07DT005456	T000050440	1	1
04/20/07	16	07DT002456	T000050440	1	1
04/23/07	16	07DT002518	T000050441	1	1
04/30/07	16	07DT002519	T000050443	1	1
05/10/07	16	07DT003052	T000050447	1	1
03/26/07	72	07DT001796	T000050471	1
04/18/07	41	07DT002417	T000050495	1	1
03/28/07	72	07DT001880	T000050503	1
04/03/07	72	07DT002008	T000050512	1
04/25/07	64	07DT002363	T000050563	1	1
04/26/07	64	07DT002501	T000050564	1	1
04/27/07	64	07DT002499	T000050566	1	1
04/27/07	64	07DT002500	T000050567	1	1
04/30/07	64	07DT002498	T000050570	1	1
04/12/07	43	07DT002250	T000050578	1	1
04/19/07	43	07DT002348	T000050581	1	1
05/02/07	43	07DT002621	T000050592	1	1
04/18/07	72	07DT002285	T000050604	1
05/01/07	83	07DT002627	T000050635	1	1
05/02/07	83	07DT002626	T000050638		1
05/07/07	83	07DT002589	T000050639	1	1
05/11/07	83	07DT003046	T000050641		1
05/14/07	83	07DT003044	T000050642	1	1
05/16/07	83	07DT003045	T000050643		1
05/1807	83	07DT003001	T000050644	1	1
05/18/07	83	07DT003000	T000050645	1	1
		07DT003002	T000050647	1	1
05/22/07	83	07DT003002	T000050647	1	1
05/23/07	83	07DT003128	T000050648	1	1
05/31/07	83	07DT003336	T000050649	1	1
06/01/07	83	07DT003337	T000050650	1	1
03/16/07	47	07DT001535	T000050661	1
02/02/07	62	07DT000908	T000050726	1	1
01/08/07	37	07DT000702	T000050818	1	1
12/14/06	62	07DT000342	T000050861							1
12/18/06	62	07DT000155	T000050863							1
11/14/06	16	06DT008332	T000050929	1	1
11/14/06	16	06DT008331	T000050930	1	1
11/27/06	16	06DT008562	T000050946	1	1
12/12/06	64	07DT000010	T000050965	1	1
12/14/06	64	07DT000317	T000050967	1	1
12/27/06	64	07DT000297	T000050969	1	1
01/04/07	64	07DT000515	T000050971	1	1
12/06/06	41	06DT008859	T000050977	1	1
12/27/06	41	07DT000299	T000050984	1	1

SCHEDULE 2

DATE OF TICKET	INSPECTOR	DOCKET NUMBER	TICKET NUMBER	10-28-40 (Building upon Public Ways)	10-20-605 (Barricade of Street Openings and Obstructions).	10-28-070 (Storage of Goods on Public Way)	10-20-160 (Tearing Up Public Ways)	10-8-360 (Injury to Public Sidewalk or Driveway)	10-20-155 (Pavement Restoration)	10-28-281.2 (Prohibited uses of traffic and curb lanes)	10-28-281.5 (Obstruction of Public Place)	10-20-150 (Permit - Fees - Issuance)
10/30/06	43	07DT000629	T000050986	1	1
12/07/06	16	07DT000020	T000051024	1	1
12/26/06	16	07DT000456	T000051065	1	1
12/28/06	16	07DT000457	T000051067	1	1
03/26/07	34	07DT002025	T000051113	1	1
04/09/07	84	07DT002349	T000051121	1	1
01/12/07	16	07DT000887	T000051134	1	1
01/12/07	16	07DT000886	T000051135	1	1
01/08/07	41	07DT000914	T000051136	1	1
01/23/07	16	07DT000916	T000051142	1	1
01/30/07	16	07DT000918	T000051146	1	1
01/24/07		07DT000832	T000051151	1	1
01/29/07	64	07DT000975	T000051152	1	1
01/19/07	64	07DT000976	T000051153	1	1
01/26/07	64	07DT000974	T000051154	1	1
02/02/07	64	07DT0001056	T000051158	1	1
02/01/07	64	07DT001057	T000051160	1	1
01/26/07	64	07DT001058	T000051161	1	1
03/09/07	64	07DT001493	T000051169	1	1
03/09/07	64	07DT001492	T000051170	1	1
03/23/07	64	07DT001807	T000051174	1	1
01/25/07	37	07DT000967	T000051176	1	1
06/14/07	23	07DT003745	T000051554	1	1
08/10/07	10	07DT005908	T000051576	1	1
09/07/07	10	07DT005907	T000051578	1	1
08/14/07	10	07DT005909	T000051580	1	1
08/17/07	10	07DT0053912	T000051582	1	1
08/17/07	10	07DT005982	T000051585	1	1
07/09/07	59	07DT004158	T000051614	1	1
05/22/07	20	07DT003263	T000051627			1
06/21/07	20	07DT003917	T000051646			1
05/15/07	58	07DT003087	T000051971	1
06/27/07	43	07DT003900	T000052075	1	1
06/20/07	56	07DT004069	T000052078	1	1
10/01/07	58	07DT005085	T000052203	1
08/07/07	58	07DT005083	T000052205	1
08/16/07	58	07DT005264	T000052219	1
07/31/07	10	07DT004783	T000052249	1	1
04/05/07	43	07DT002237	T000052347	1	1
04/09/07	43	07DT002236	T000052348	1	1
04/24/07	62	07DT002678	T000052373	1
05/31/07	62	07DT003426	T000052445	1			1
05/22/07	16	07DT003349	T000052505	1	1
05/30/07	16	07DT003340	T000052510	1	1
06/01/07	16	07DT003451	T000052513	1	1
06/06/07	16	07DT003452	T000052515	1	1
08/08/07	16	07DT003659	T000052523	1	1
05/22/07	39	07DT003172	T000052537				1
05/30/07	64	07DT003344	T000052578	1	1
07/11/07	64	07DT004397	T000052596	1	1
07/16/07	64	07DT004398	T000052598	1	1
07/17/07	64	07DT004399	T000052600	1	1
06/15/07	83	07DT003609	T000052607		1
06/22/07	83	07DT003810	T000052612	1	1

SCHEDULE 2

DATE OF TICKET	INSPECTOR	DOCKET NUMBER	TICKET NUMBER	10-28-40 (Building upon Public Ways)	10-20-605 (Barricade of Street Openings and Obstructions).	10-28-070 (Storage of Goods on Public Way)	10-20-160 (Tearing Up Public Ways)	10-8-360 (Injury to Public Sidewalk or Driveway)	10-20-155 (Pavement Restoration)	10-28-281.2 (Prohibited uses of traffic and curb lanes)	10-28-281.5 (Obstruction of Public Place)	10-20-150 (Permit - Fees - Issuance)
06/27/07	83	07DT003897	T000052613	1	1
07/24/07	83	07DT004665	T000052620	1	1
07/26/07	83	07DT004666	T000052622	1	1
08/16/07	62	07DT005099	T000052733	1	1
07/13/07	67	07DT004186	T000052783	1
09/06/07	58	07DT006073	T000052815				1
09/18/07	16	07DT006047	T000052824	1
09/14/07	58	07DT0060464	T000052825	1
01/19/07	76	07DT000990	T000052851	1
05/04/07	67	07DT002796	T000052939	1	1
05/11/07	67	07DT002925	T000052942	1	1
04/30/07	41	07DT002477	T000053000	1	1
05/16/07	41	07DT003050	T000053049	1	1
05/14/07	37	07DT002996	T000053077	1	1
05/14/07	37	07DT002995	T000053080	1	1
05/14/07	37	07DT002997	T000053083	1	1
05/23/07	37	07DT003110	T000053084	1	1
04/23/07	37	07DT003113	T000053085	1	1
04/30/07	37	07DT003112	T000053086	1	1
04/25/07	37	07DT003111	T000053087	1	1
06/04/07	37	07DT003365	T000053094	1	1
06/05/07	37	07DT003369	T000053095	1	1
06/05/07	37	07DT003370	T000053096	1	1
06/01/07	37	07DT003366	T000053097	1	1
05/31/07	37	07DT003367	T000053099	1	1
05/31/07	37	07DT003368	T000053100	1	1
05/05/07	46	07DT002861	T000053106	1						1
05/08/07	46	07DT002847	T000053111	1						1
05/31/07	46	07DT003584	T000053135	1							1
05/18/07	46	07DT002985	T000053227	1						1
05/1707	75	07DT003187	T000053299	1	1
06/07/07	72	07DT003509	T000053344	1
06/14/07	41	07DT003556	T000053399	1	1
08/31/06	54	06DT006490	T000053517	1	1
01/06/07	22	07DT000475	T000053582	2
11/08/06	72	06DT007946	T000053963				1
12/11/06	16	07DT000957	T000054158	1			1
04/12/07	46	07DT00267	T000054428	1						1
04/24/07	46	07DT002559	T000054452	1						1
05/03/07	41	07DT002862	T000054468	1						1
05/26/07	22	07DT003569	T000054477	1
12/20/06	66	07DT000400	T000054505	1
03/20/07	75	07DT001872	T000054526	1	1
05/07/07	54	07DT002777	T000054567	1	1
05/04/07	54	07DT002773	T000054568	1	1
03/19/07	75	07DT001853	T000054598				1
09/05/07	46	07DT005780	T000054702	1							1
09/06/07	46	07DT005782	T000054707	1							1
04/04/07	75	07DT002111	T000054754	1	1
04/10/07	75	07DT002210	T000054760	1	1
04/07/07	75	07DT002423	T000054774	1	1
04/17/07	75	07DT002424	T000054775	1	1
05/03/07	77	07DT002799	T000054808		1		1
05/18/07	77	07DT002898	T000054818		1		1

SCHEDULE 2

DATE OF TICKET	INSPECTOR	DOCKET NUMBER	TICKET NUMBER	10-28-40 (Building upon Public Ways)	10-20-605 (Barricade of Street Openings and Obstructions).	10-28-070 (Storage of Goods on Public Way)	10-20-160 (Tearing Up Public Ways)	10-8-360 (Injury to Public Sidewalk or Driveway)	10-20-155 (Pavement Restoration)	10-28-281.2 (Prohibited uses of traffic and curb lanes)	10-28-281.5 (Obstruction of Public Place)	10-20-150 (Permit - Fees - Issuance)
05/24/07	77	07DT003180	T000054823		1		1
05/02/07	20	07DT002746	T000054834			1
05/1807	20	07DT003236	T000054848			1
05/24/07	66	07DT003266	T000054864	1
05/25/07	66	07DT003387	T000054865	1
05/25/07	66	07DT00040A	T000054867	1
11/30/06	46	06DT008793	T000054902							1
12/01/06	46	06DT008755	T000054904							1
12/14/06	46	07DT000273	T000054919							1
11/17/06	46	06DT008552	T000054931								1
11/20/06	46	06DT008480	T000054933								1
04/11/07	66	07DT002225	T000055191	1			1
04/30/07	66	07DT002724	T000055200	1
03/09/07	54	07DT001607	T000055265	1
02/06/07	43	07DT000830	T000055279	1	1
01/29/07	16	07DT001064	T000055291	1	1
08/10/06	64	06DT0039981	T00005596	1	1
06/08/07	37	07DT003629	T000057402	1	1
06/13/07	37	07DT003665	T000057405	1	1
06/14/07	37	07DT003667	T000057409	1	1
06/15/07	37	07DT003664	T000057410	1	1
06/15/07	37	07DT003666	T000057411	1	1
06/15/107	37	07DT003663	T000057412	1	1
06/20/07	37	07DT003668	T000057413	1	1
06/20/07	37	07DT003669	T000057414	1	1
06/27/07	37	07DT004176	T000057419	1	1
06/27/07	37	07DT004175	T000057421	1	1
06/25/07	72	07DT003904	T000057452	1
07/02/07	72	07DT004182	T000057459	1
06/25/07	72	07DT004180	T000057461	1
08/08/07	64	07DT004828	T000057514	1	1
08/24/07	64	07DT005874	T000057517	1	1
09/07/07	64	07DT005875	T000057522	1	1
09/05/07	37	07DT005961	T000057568	1	1
09/12/07	37	07DT005959	T000057574	1	1
09/11/07	37	07DT005960	T000057575	1	1
09/25/07	83	07DT006369	T000057703	1	1
10/02/07	83	07DT006503	T000057706	1	1
09/14/07	37	07DT006123	T000057728	1	1
09/17/07	37	07DT006122	T000057731	1	1
09/18/07	37	07DT006119	T000057732	1	1
09/18/07	37	07DT006120	T000057733	1	1
09/18/07	37	07DT006121	T000057734	1	1
09/21/07	37	07DT006497	T000057738	1	1
09/21/07	37	07DT006405	T000057740	1	1
09/21/07	37	07DT006404	T000057741	1	1
09/21/07	37	07DT006402	T000057742	1	1
09/24/07	37	07DT006403	T000057744	1	1
09/17/07	41	07DT006141	T000057754	1	1
09/18/07	41	07DT006028	T000057761	1	1
09/21/07	41	07DT006332	T000057771	1	1
09/27/07	41	07DT006453	T000057776	1	1
10/03/07	41	07DT006700	T000057783	1	1
05/31/06	20	06DT003824	T000057987	1		1

SCHEDULE 2

DATE OF TICKET	INSPECTOR	DOCKET NUMBER	TICKET NUMBER	10-28-40 (Building upon Public Ways)	10-20-605 (Barricade of Street Openings and Obstructions).	10-28-070 (Storage of Goods on Public Way)	10-20-160 (Tearing Up Public Ways)	10-8-360 (Injury to Public Sidewalk or Driveway)	10-20-155 (Pavement Restoration)	10-28-281.2 (Prohibited uses of traffic and curb lanes)	10-28-281.5 (Obstruction of Public Place)	10-20-150 (Permit - Fees - Issuance)
06/25/07	16	07DT003966	T000057988	1	1
07/02/07	37	07DT004172	T000058006	1	1
07/02/07	37	07DT004173	T000058007	1	1
07/02/07	37	07DT004174	T000058008	1	1
07/24/07	37	07DT004591	T000058015	1	1
07/24/07	37	07DT004590	T000058016	1	1
07/05/07	37	07DT004589	T000058017	1	1
08/15/07	43	07DT005252	T000058058	1	1
08/24/07	72	07DT005391	T000058125	1
09/07/07	34	07DT005853	T000058159	1	1
09/12/07	34	07DT006022	T000058166	1	1
09/04/07	83	07DT005686	T000058185		1
09/13/07	83	07DT006128	T000058190	1	1
09/19/07	83	07DT006346	T000058196	1	1
09/12/07	16	07DT006338	T000058220	1	1
09/18/07	16	07DT006337	T000058224	1	1
09/12/07	41	07DT006036	T000058259	1	1
09/14/07	64	07DT006130	T000058277	1	1
09/14/07	64	07DT006129	T000058279	1	1
09/27/07	64	07DT006501	T000058291	1	1
10/01/07	64	07DT006502	T000058293	1	1
08/24/07	59	07DT006094	T000060160	1	1
07/27/07	46	07DT004840	T000064332	1							1
07/27/07	46	07DT004841	T000064333	1							1
08/03/07	46	07DT004843	T000064349	1							1
08/03/07	46	07DT004842	T000064350	1							1
07/20/07	46	07DT004548	T000064387	1							1
07/07/07	22	07DT004245	T00006443	2
09/25/07	46	07DT006433	T000064614	1							1
09/17/07	46	07DT006185	T000064655	1							1
09/18/07	46	07DT006383	T000064661	1							1
09/19/07	46	07DT006176	T000064669	1							1
09/10/07	46	07DT005791	T000064679	1							1
09/11/07	46	07DT005938	T000064688	1							1
09/12/07	46	07DT005947	T000064692	1							1
09/13/07	46	07DT006172	T000064695	1							1
09/04/07	46	07DT005803	T000064772	1							1
08/15/07	46	07DT005137	T000064831	1							1
07/16/07	46	07DT004320	T000064958	1							1
06/05/07	46	07DT003585	T000065054	1							1
06/07/07	46	07DT003582	T000065061	1							1
07/05/07	46	07DT004256	T000065065	1							1
07/09/07	46	07DT004255	T000065068	1							1
06/11/07	29	07DT003735	T000066211	1			1
06/29/07	66	07DT004028	T000066245	1
06/27/07	54	07DT004005	T000066266	1	1
06/29/07	54	07DT004010	T000066272	1	1
07/10/07	54	07DT004386	T000066275	1	1
07/16/07	54	07DT004387	T000066276	1	1
07/19/07	54	07DT004462	T000066277	1	1
07/27/07	20	07DT004652	T000066313			1
10/10/07	54	07DT006795	T000066529	1	1
10/10/07	54	07DT006842	T000066530	1	1
10/17/07	54	07DT006912	T000066536	1	1

SCHEDULE 2

DATE OF TICKET	INSPECTOR	DOCKET NUMBER	TICKET NUMBER	10-28-40 (Building upon Public Ways)	10-20-605 (Barricade of Street Openings and Obstructions).	10-28-070 (Storage of Goods on Public Way)	10-20-160 (Tearing Up Public Ways)	10-8-360 (Injury to Public Sidewalk or Driveway)	10-20-155 (Pavement Restoration)	10-28-281.2 (Prohibited uses of traffic and curb lanes)	10-28-281.5 (Obstruction of Public Place)	10-20-150 (Permit - Fees - Issuance)
10/17/07	54	07DT006911	T000066537	1
10/18/07	54	07DT006913	T000066538	1	1
08/13/07	66	07DT005447	T000066874	1
07/18/07	75	07DT004481	T000066884	1	1
09/06/07	66	07DT006012	T000066963	1
09/19/07	54	07DT006281	T000066982	1	1
09/19/07	54	07DT006282	T000066992	1	1
09/19/07	54	07DT006283	T000066993	1
09/28/07	54	07DT006649	T000066997	1	1
09/28/07	54	07DT006650	T000066998	1
09/28/07	54	07DT006651	T000066999	1	1
				393	313	7	30	5	0	12	29	0